Exhibit 99.2

                       Ford Motor Company and Subsidiaries

                               VEHICLE UNIT SALES
                               ------------------

                             2002 Compared with 2001
                                 (in thousands)



                                                        Third Quarter                      First Nine Months
                                                   ----------------------              -----------------------
                                                    2002          2001                  2002            2001
                                                   --------      --------              --------        -------
North America
United States
 Cars                                                348           286                 1,119           1,046
 Trucks                                              615           561                 1,893           1,853
                                                   -----         -----                 -----           -----
  Total United States                                963           847                 3,012           2,899

Canada                                                57            46                   205             166
Mexico                                                40            40                   121             113
                                                   -----         -----                 -----           -----

  Total North America                              1,060           933                 3,338           3,178

Europe
Britain                                              132           149                   444             493
Germany                                               67            72                   241             289
Italy                                                 49            47                   160             174
France                                                34            36                    98             118
Spain                                                 35            43                   125             136
Sweden                                                39            26                   105              90
Other countries                                       98            87                   276             309
                                                   -----         -----                 -----           -----

  Total Europe                                       454           460                 1,449           1,608

South America
Brazil                                                41            24                   104              99
Argentina                                              8             8                    19              23
Other countries                                        4            12                    19              30
                                                   -----         -----                 -----           -----

  Total South America                                 53            44                   142             152

Other international
Australia                                             28            29                    85              85
Taiwan                                                16            14                    51              43
Other countries                                       46            42                   126             117
                                                   -----         -----                 -----           -----

  Total other international                           90            85                   262             245
                                                   -----         -----                 -----           -----

Total worldwide vehicle unit sales                 1,657         1,522                 5,191           5,183
                                                   =====         =====                 =====           =====


Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers.

Third quarter 2001 units have been adjusted to amend unit sales reported.